Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account C

MULTIPLE SPONSORED RETIREMENT OPTIONS II

Supplement Dated August 28, 2014

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus,
Contract Prospectus Summary and Statement of Additional Information (“SAI”). Please read it carefully and keep it with your Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

IMPORTANT INFORMATION ABOUT THE COMPANY

In connection with Voya Financial, Inc.’s rebranding efforts, the following changes are effective September 1, 2014:

·	ING Life Insurance and Annuity Company will be renamed Voya Retirement Insurance and Annuity
Company;
·	ING North America Insurance Corporation will be renamed Voya Services Company;
·	ING Financial Advisers, LLC will be renamed Voya Financial Partners, LLC; and
·	ING Financial Partners, Inc. will be renamed Voya Financial Advisors, Inc.

In general, all other references to the name ING are replaced with the name Voya with the exception of ING Groep
N.V., which will remain unchanged.

GETTING ADDITIONAL INFORMATION

In the second sentence of the paragraph titled “Getting Additional Information” on the front page of the Contract
Prospectus and Contract Prospectus Summary, the date is corrected to May 1, 2014.

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the following funds.

IMPORTANT INFORMATION ABOUT THE MUNDER VERACITY SMALL-CAP VALUE FUND

On May 13, 2014, the Board of Trustees of Munder Series Trust (“MST”), including a majority of the Trustees who are not “interested persons” of MST approved a proposal to reorganize Munder Veracity Small-Cap Value Fund
(Class Y Shares) (the “Merging Fund”) with and into Integrity Small-Cap Value Fund (Class Y Shares) (the
“Surviving Fund”). Subject to shareholder approval, the reorganization is expected to take place on or about
September 30, 2014 (the “Reorganization Date”).

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer. See the “TRANSFERS” section or the
“INVESTMENT OPTIONS” section of your Contract Prospectus or Contract Prospectus Summary for information about making subaccount transfers.

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On the Reorganization Date. On the Reorganization Date, your investment in the subaccount that invested in the
Merging Fund will automatically become an investment in the subaccount that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund
will no longer be available through your contract. Unless you provide us with alternative allocation instructions after the Reorganization Date all allocations directed to the subaccount that invested in the Merging Fund will be automatically allocated to the subaccount that invests in the Surviving Fund. See the “TRANSFERS” section or the
“INVESTMENT OPTIONS” section of your Contract Prospectus or Contract Prospectus Summary for information about making fund allocation changes.

Information about the Integrity Small-Cap Value Fund. The following information about the Integrity Small-
Cap Value Fund will be added to APPENDIX V in your Contract Prospectus and Contract Prospectus Summary:
Fund Name and
Investment Adviser/Subadviser	Investment Objective(s)
Integrity Small-Cap Value Fund	Seeks long-term capital growth.

Investment Adviser: Victory Capital Management Inc.

Subadviser: Integrity Asset Management, LLC

IMPORTANT INFORMATION ABOUT THE CALVERT VP SRI BALANCED PORTFOLIO

The share class being offered under the contract for Calvert VP SRI Balanced Portfolio is Class I.

IMPORTANT INFORMATION ABOUT THE DWS SMALL CAP GROWTH FUND

On August 11, 2014, DWS Small Cap Growth Fund (Class S) changed its name to Deutsche Small Cap Growth
Fund (Class S). Accordingly, all references to DWS Small Cap Growth Fund (Class S) in the Contract Prospectus
and Contract Prospectus Summary are hereby deleted and changed to Deutsche Small Cap Growth Fund (Class S).

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 990063
Hartford, CT 06199-0063
1-800-262-3862

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya
Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya
Financial Partners, LLC has selling agreements.

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